1 CERTAIN SCHEDULES AND EXHIBITS HAVE BEEN OMITTED PURSUANT TO ITEM 601(a) (5) OF REGULATION S-K. IN ADDITION, PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K BECAUSE THEY (i) ARE NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH [***]. THE COMPANY AGREES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION AN UNREDACTED COPY OF THIS EXHIBIT, OR A COPY OF ANY OMITTED SCHEDULE OR EXHIBIT, UPON REQUEST. AMENDMENT 1 TO TECHNOLOGY EXCLUSIVITY AND REVENUE SHARING AGREEMENT This Amendment 1 to the Technology Exclusivity and Revenue Sharing Agreement (“Amendment 1”) is made and effective as of September 28, 2026 (the “Amendment 1 Effective Date”), by and between Hubble Network Inc., a Delaware corporation (“Hubble”), and Life360, Inc., a Delaware corporation (“L360”). It amends the Technology Exclusivity and Revenue Sharing Agreement effective November 12, 2024 (the “Original Agreement”) and, together with this Amendment 1, constitutes the “Agreement”. Each of Hubble and L360 may be referred to herein as a “Party” and collectively as the “Parties.” RECITALS WHEREAS, the Parties wish to amend the Original Agreement to revise certain commercial terms. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend and modify the Original Agreement as of the Amendment 1 Effective Date as follows: A. Section 3.3. Early Termination of Enterprise Exclusivity. Section 3.3 of the Original Agreement shall be deleted in its entirety and replaced with the following: 3.3 Payments to L360. (a) Minimum Guaranteed Payment. As of the Amendment 1 Effective Date, Hubble irrevocably commits to a 2026 minimum revenue share payment of $[***] for the 9-month period ending September 30, 2026, which shall be due and payable on or before September 30, 2026. This minimum revenue commitment represents consideration for the services provided by L360 in 2026 and is not contingent upon the volume or timing of orders received from Hubble. In addition, as set forth in the table below, during each subsequent “Calendar Year” through December 31, 2029, Hubble irrevocably commits to pay L360 additional “Minimum Guaranteed Payments.” The 2026 Calendar Year $[***] payment shall be invoiced and payable in full by September 30, 2026. All subsequent Minimum Guaranteed Payments shall be invoiced and payable in full by December 31of the relevant Calendar Year as shown in the table. The Minimum Guaranteed Payments for each Calendar Year shall include the Revenue Share Payments set forth in Section 5 of the Agreement and any additional true-up amount that Hubble will pay to meet the amount owed. The Minimum Guaranteed Payments are due and payable regardless of whether Enterprise Exclusivity is in effect. The Minimum Guaranteed Payments are due each Calendar Year and an overpayment in one Calendar Year shall not offset any Minimum Guaranteed Payment amount owed in a subsequent Calendar Year. For example, if, in Calendar Year 2028, Hubble pays L360 $[***], then the $[***] in excess of the Minimum Guaranteed Payment does not apply to any future year's Minimum Guaranteed Payment.

Calendar Year	Minimum Guaranteed Payment (Annual Amount)	Annual Due Dates for 2026 - 2029
2026, Q1-Q3	[***]	9/30/26
2027	[***]	12/31/27
2028	[***]	12/31/28
2029	[***]	12/31/29
Total	[***]	

Failure to make a Minimum Guaranteed Payment when due shall constitute a material breach of this Agreement. If Hubble commits a material breach of this Agreement (which remains uncured under the terms of this Agreement), then the unpaid "Total" Minimum Guaranteed Payments shall immediately become due and payable to L360. If L360 terminates this Agreement for any reason other than an uncured breach by Hubble, then only the prorated amount of Minimum Guaranteed Payments due as of the date of termination shall be owed to L360. If Hubble terminates this Agreement in accordance with Section 11.1 or 11.2, then only the prorated amount of Minimum Guaranteed Payments as of the date of termination shall be owed to L360 (and shall be payable by December 31 of that Calendar Year), and no further Minimum Guaranteed Payments will be owed or payable by Hubble.

(b) Payment Threshold to Maintain Enterprise Exclusivity. In order to maintain Enterprise Exclusivity in a "Calendar Year," Hubble shall have paid L360 on a cumulative basis through the applicable Due Date the "Cumulative Payment Exclusivity Threshold" amount by the Due Date as set forth in the table below. For example, in order for Hubble to maintain Enterprise Exclusivity during 2029, it must have paid L360 at least $[***] in the aggregate from the Effective Date by December 31, 2028. The Cumulative Payment Exclusivity Thresholds may be satisfied by Revenue Share Payments under Section 5, plus any separate true-up payment made to satisfy the Minimum Guaranteed Payment from the table in Section 3.3(a) above, plus any separate true-up payment made to satisfy the Exclusivity Threshold amount. Any amount that Hubble pays L360 for other purposes under the Agreement, including but not limited to purchases of Tile Hardware or support of technology development, will not be counted toward the Exclusivity Threshold.

Payments Made Through Calendar Year	Cumulative Payment Exclusivity Threshold	Due Date for Payments	Exclusivity Earned for Calendar Year
2026	[***]	9/30/26	2027

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2027	[***]	12/31/27	2028
2028	[***]	12/31/28	2029
2029	[***]	12/31/29	2030
Total	[***]		

The amounts shown in the table above are cumulative. For clarity, the amount of $[***] to be paid in Calendar Year 2028 is inclusive of all Section 5 Revenue Share Payments, all Section 3.3 (a) Minimum Guaranteed Payments, and all Exclusivity Threshold true-ups paid by Hubble under the Agreement from the Effective Date through December 31, 2028.

If Hubble fails to meet the Cumulative Payment Exclusivity Threshold by the end of the applicable Calendar Year, L360 may, at its option, terminate the Enterprise Exclusivity or elect to waive the shortfall for that Calendar Year and extend the Enterprise Exclusivity for the next Calendar Year. However, if L360 waives the shortfall in one Calendar Year, Hubble must make up the shortfall by the end of the following Calendar Year.

B. **Section 10 Term.** Section 10 of the Original Agreement shall be deleted in its entirety and replaced with the following:

10. Term. The term of this Agreement shall begin on the Effective Date and continue for a period of six (6) years (the "Initial Term"). This Agreement shall automatically renew for additional 18-month periods (each such period, a "Renewal Term"), with the Initial Term and each Renewal Term collectively referred to as the "Term", unless either Party gives written notice of non-renewal to the other Party at least six (6) months prior to the expiration of the then-current Initial Term or Renewal Term, as the case may be.

C. **Section 17.2 Limitation of Liability**. Section 17.2 of the Original Agreement shall be deleted in its entirety and replaced with the following:

17.2 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT AND EXCEPT FOR LIABILITY ARISING UNDER: (A) A PARTY'S BREACH OF SECTION 12 (CONFIDENTIALITY), (B) A PARTY'S WILLFUL REFUSAL TO PROVIDE SERVICES HEREUNDER, (C) EITHER PARTY'S BREACH OF THE DPA IN CONNECTION WITH SUCH PARTY'S OBLIGATIONS UNDER SECTION 8, (D) A PARTY'S INDEMNIFICATION OBLIGATIONS, (E) THE LIQUIDATED DAMAGES SET FORTH IN SECTION 11.2 IN CONNECTION WITH AN ABANDONMENT BREACH, OR (F) HUBBLE'S BREACH OF THE MINIMUM GUARANTEED PAYMENT OBLIGATION IN SECTION 3.3(a) (COLLECTIVELY, THE "***EXCLUDED ITEMS***"), IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES, OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR OTHER REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT COSTS, EXPENSES OR DAMAGES, OR LOST PROFITS, REVENUE, BUSINESS, OR GOODWILL, IN EACH CASE REGARDLESS OF WHETHER A PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES, OR WHETHER SUCH LOSSES OR

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4 DAMAGES WERE OTHERWISE FORESEEABLE. EXCEPT FOR LIABILITY ARISING UNDER THE EXCLUDED ITEMS OR A PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 16, IN NO EVENT WILL THE AGGREGATE LIABILITY OF A PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER ARISING UNDER OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY, EXCEED THE REVENUE SHARE PAYMENTS PAID BY HUBBLE UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION GIVING RISE TO LIABILITY AROSE; PROVIDED THAT THE ABANDONMENT DAMAGES SET FORTH IN SECTION 11.2 SHALL NOT BE LIMITED BY THE FOREGOING LIMITATION OF LIABILITY. THE FOREGOING LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL PAYMENTS FOR CLAIMS IN CONNECTION WITH THIS AGREEMENT BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. D. Miscellaneous. Unless otherwise defined herein, any capitalized term shall have its respective definition as set forth in the Agreement. Except as expressly modified by this Amendment 1, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment 1 and the Agreement, this Amendment 1 shall control. This Amendment 1, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. This Amendment 1 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. [The remainder of this page is intentionally left blank]

5 IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment 1 to the Technology Exclusivity and Revenue Sharing Agreement as of the Amendment 1 Effective Date. HUBBLE: HUBBLE NETWORK, INC. By: /s/ Alex Haro Name: Alex Haro Its: Chief Executive Officer L360: LIFE360, INC. By: /s/ Lauren Antonoff Name: Lauren Antonoff Its: Chief Executive Officer